UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2024

INSMED INCORPORATED
(Exact name of registrant as specified in its charter)

Virginia	000-30739	54-1972729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 US Highway 202/206 Bridgewater, New Jersey	08807 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 977-9900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INSM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 – Entry into a Material Definitive Agreement.

On February 22, 2024, Insmed Incorporated (the “Company”) entered into a Sales Agreement (the “Agreement”) with Leerink Partners LLC, as agent (“Leerink”), under which the Company may offer and sell its common stock, par value $0.01 per share, from time to time having an aggregate offering price of up to $500,000,000 (the “Shares”) during the term of the Agreement through Leerink, acting as agent. The Company has filed a prospectus supplement relating to the offer and sale of the Shares pursuant to the Agreement. The Shares will be issued pursuant to the Company’s previously filed and effective Registration Statement on Form S-3 (File No. 333-272088), which was initially filed with the Securities and Exchange Commission (the “SEC”) and became automatically effective on May 19, 2023. The Company intends to use the net proceeds from the offering, if any, to fund activities related to the commercialization and development of ARIKAYCE, continued research and development of brensocatib as well as pre-commercial and, if approved, commercialization activities related to brensocatib, further research and development of treprostinil palmitil inhalation powder and any of our other research product candidates, and for other general corporate purposes, including business expansion activities.

The Company is not obligated to sell any Shares pursuant to the Agreement. Subject to the terms and conditions of the Agreement, Leerink will use commercially reasonable efforts, consistent with its normal trading and sales practices and applicable state and federal law, rules and regulations and the rules of The Nasdaq Global Select Market (“Nasdaq”), to sell Shares from time to time based upon the Company’s instructions, including any price, time or size limits or other customary parameters or conditions the Company may impose.

Under the Agreement, Leerink may sell Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder, including, without limitation, sales made directly on or through Nasdaq, on or through any other existing trading market for the Shares or to or through a market maker. If expressly authorized by the Company, Leerink may also sell Shares in negotiated transactions.

The Agreement will terminate upon the earlier of (i) the issuance and sale of all of the Shares through Leerink on the terms and subject to the conditions set forth in the Agreement and (ii) termination of the Agreement as otherwise permitted thereby. The Agreement may be terminated at any time by either party upon ten days’ prior notice, or by Leerink at any time in certain circumstances, including the occurrence of a material adverse effect on the Company.

The Company agreed to pay Leerink a commission equal to 3.0% of the gross proceeds from the sales of Shares pursuant to the Agreement. The Company made certain customary representations, warranties and covenants in the Agreement concerning the Company, the Company’s registration statement and the offering of the Shares, and has agreed to indemnify Leerink against certain liabilities, including liabilities under the Securities Act.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference. The Agreement contains representations and warranties that the parties made to, and solely for the benefit of, the other in the context of all of the terms and conditions of the Agreement and in the context of the specific relationship between the parties. The provisions of the Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to the Agreement and are not intended as a document for investors and the public to obtain factual information about the Company’s current state of affairs. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC.

The legal opinion of Hunton Andrews Kurth LLP relating to the Shares is filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy Shares, nor shall there be any sale of the Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ITEM 1.02 – Termination of a Material Definitive Agreement.

As previously disclosed, on February 25, 2021, the Company entered into a Sales Agreement (the “Prior Agreement”) with Leerink, under which the Company may offer and sell its common stock, par value $0.01 per share, from time to time having an aggregate offering price of up to $250,000,000 during the term of the Prior Agreement through Leerink, acting as agent.

On February 22, 2024, in connection with entry into the Agreement described under Item 1.01 above, the Company and Leerink mutually agreed to terminate the Prior Agreement, which termination became effective on February 22, 2024. The Company is not subject to any termination penalties related to the termination of the Prior Agreement. A copy of the Prior Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 25, 2021 (the “Prior Form 8-K”). The foregoing summary of the Prior Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Prior Agreement, a copy of which is filed as Exhibit 10.1 to the Prior Form 8-K.

ITEM 2.02 – Results of Operations and Financial Condition.

On February 22, 2024, Insmed Incorporated issued a press release regarding its financial results for the three months and fiscal year ended December 31, 2023. A copy of this press release is furnished herewith as Exhibit 99.1 pursuant to this Item 2.02.

The information contained herein, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Hunton Andrews Kurth LLP.
10.1	Sales Agreement, dated as of February 22, 2024, between Leerink Partners LLC and Insmed Incorporated.
23.1	Consent of Hunton Andrews Kurth LLP (included as part of Exhibit 5.1).
99.1	Press release issued by Insmed Incorporated on February 22, 2024.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2024	INSMED INCORPORATED

	By:	/s/ Michael A. Smith
	Name:	Michael A. Smith
	Title:	Chief Legal Officer and Corporate Secretary